511 P-1 01/12

SUPPLEMENT DATED JANUARY 17, 2012

TO THE PROSPECTUS DATED NOVEMBER 1, 2011

OF

FRANKLIN TEMPLETON MONEY FUND

The Prospectus is amended as follows:

I.  The paragraph beginning “In considering an investor’s trading patterns…” on page 32 of the "Exchanging Shares – Frequent Trading Policy" section of the Fund Details is revised as follows:

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Investment by asset allocators” in the SAI). The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio.  In determining what actions should be taken, the Fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a “fund of funds,” the Fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

II.   The following replaces the second paragraph on page 27 of the  “Selling Shares - Selling Shares in Writing” section of the Fund Details:

We also may require a signature guarantee when we receive instructions from an agent, not the registered owners; when you want to send your proceeds to a bank account that was added or changed on your account within the last 15 days and the bank and fund accounts have at least one common owner; or when we believe it would protect the Fund against potential claims based on the instructions received.

III.   The following is added to the “SELLING SHARES" table on page 30 of the "Selling Shares" section as a third paragraph under “By Electronic Funds Transfer (ACH)” in the “Selling Shares” table of the Fund Details:

If the bank and Fund accounts have at least one common owner and the bank account was added or changed within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

Please keep this supplement for future reference.